SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 6, 1998




                                 TELIGENT, INC.
             (Exact name of Registrant as specified in its Charter)




    Delaware                 0-23387                  54-1866562
(State or other       (Commission File            (IRS Employer
 jurisdiction of             Number)             Identification No.)
 incorporation)



8065 Leesburg Pike, Vienna, Virginia                         22182
(Address of principal executive offices)                  (Zip Code)





Registrant's telephone number, including area code: (703) 762-5100









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Item 5.  Other Events


     On July 6, 1998, the Registrant issued the attached press release announcing that it had closed $800 million in senior secured credit facilities underwritten by Chase Securities Inc., Goldman Sachs Credit Partners L.P. and TD Securities (USA) Inc. These facilities effectively replace an existing $780 million vendor financing commitment previously provided by Nortel (Northern Telecom).

     The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report.

Item 7.  Financial Statements and Exhibits.


         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

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



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 TELIGENT, INC.



Date: August 12, 1998                  By:/s/ Abraham L. Morris
                                       ------------------------------
                                        Abraham L. Morris
                                        Senior Vice President, Chief
                                        Financial Officer and Treasurer
                                        (Principal Financial Officer)


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                                  EXHIBIT INDEX




Exhibit
Number                     Description

10 Credit Agreement, dated July 2, 1998 among Teligent, Inc., several banks and other financial institutions or entities, Chase Securities Inc., Goldman Sachs Credit Partners L.P. and TD Securities (USA) Inc., as advisers and arrangers, Goldman Sachs Credit Partners L.P., as syndication agent, The Chase Manhattan Bank, as administrative agent and Toronto Dominion (Texas), Inc. as documentation agent.*

99                         Press release of Teligent, Inc. dated July 6, 1998.

* - Portions of this document have been omitted pursuant to a request for confidential treatment.